Cellular Biomedicine Group

*Nasdaq: **CBMG***

A Leading BioPharma Addressing China's Cancer Market



Biotech and Money Investival Showcase
London

November 14, 2017

Safe Harbor

Statements made in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include risks inherent in doing business, trends affecting the global economy, including the devaluation of the RMB by China in August 2015 and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, including quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

CBMG

Building Best-in-Class Immune Cell Manufacturing Platform in China


Immuno-Oncology
CALL-1 (Adult ALL)
CARD-1 (DLBCL)
Manufacturing
ThermoFisher SCIENTIFIC
Automation
Process Improvement
Scalability
Quality Control
GMP Facilities
Shanghai
Beijing
Wuxi
Total Addressable China Market
5M new cancer patients annually
300,000 Liquid Tumor Cases / Year

CBMG

Conducting Clinical Trials on Same US Indications in China

		NOVARTIS Kymirah	GILEAD Yescarta	CBMG
CAR-T	Children Young Adults ALL			
	Adult ALL			CALL-1
	DLBCL			CARD-1
ASCT & MFG Experience				
China Presence				

FDA Approved

In Clinical Trials

Full Capabilities

Process Optimization with GE and Thermo Fisher

Collaborate with GE and Thermo Fisher in the preparation of raw materials, process equipment, storage and transportation, quality inspection methods to carry out a wide range of cooperative research.

GE and Thermo Fisher's strategic partnership will further enhance automation, efficiency and quality systems.



• Plasmid, virus automation purification
• Virus production without serum
Application
Cooperation
CBMG CMC
Management Systems
Joint Collaboration
• Cellular storage / transportation digital control
• Cell automation / large scale production

Immuno-Oncology Pipeline

	Product	Indication	Pre-Clinical	Phase I	Phase II
CAR-T	C-CAR011 (anti-CD19)	DLBCL			
		ALL			
	Anti-BCMA CAR	MM			
	Anti-CD22 CAR	Heme Malignancies			
	Anti-CD20 CAR	CLL & NHL			
	CD20-CD19 Bispecific CAR	CLL & NHL			
	BiCAR (undisclosed)	AML			
	PD-1 and CAR-T combination therapy	Heme Malignancies			
		Solid Tumors			
	Anti-CD30 CAR	HL			
	Anti-EGFR CAR	Multiple Solid Tumors			
GVAX Vaccine (CD40L)	Dendristim™ Combination	Advanced NSCLC			

ALL = acute lymphoblastic leukemia
CLL = chronic lymphocytic leukemia
KO = knockout
AML = acute myeloid leukemia
DLBCL = diffuse large B cell lymphoma
NSCLC = Non small cell lung cancer
BiCAR = bispecific CAR
HL = Hodgkin lymphoma
MM = Multiple Myeloma

CBMG

Seasoned Management & Scientific Advisors

Bizuo (Tony) Liu
CEO, Executive Director

Yihong Yao, PhD
CSO

Xia Meng, PhD
COO

Chase Dai, D.M.Sc.
SVP, Clinical Development

Helen Zhang
SVP, Technology & Manufacturing

Jack Wang, MD, PhD
Corporate VP, Regenerative Medicine

Michael Caligiuri, PhD MD
Chair of External Advisory Board
President of AACR, CEO of James Cancer Hospital and Solove Research Institute, ORIEN

Alan List, MD
Chair of Scientific Advisory Board
President and CEO of Moffitt Cancer Center and Research Institute

Scott J. Antonia, MD, PhD
Scientific Advisor
Program Leader, Immunology Program at Moffitt Center; Professor of Oncology at USF College of Medicine

Guo-Tong Xu, MD, PhD
Scientific Advisor
Professor of Ophthalmology and Regenerative Medicine, Dean of Tongji University School of Medicine; Director of Stem Cell Bank of TUSM

Why Invest in CBMG

1. Recent **FDA approvals** bolster CBMG's **first mover advantage** in CAR-T cell therapy in China with **2 Phase I** clinical trials (assets) **in Adult ALL** and **DLBCL**.

2. Large addressable oncology market: Cancer Patients: **5M new cases**/year, Liquid Tumor > **300,000**/year in China.

3. Best in class manufacturing in China: 70,000 SQF GMP to treat up to **10,000 cancer patients** annually. Strategic Partnership With **GE Healthcare China** and **Thermo Fisher.**

4. Technology: **strong pipeline in CAR-T** for Immuno-Oncology; scalable translational science.

5. Seasoned international management team with pertinent large pharma background, China hospital relationships and regulatory expertise.

CBMG